Rule 497(e)

File Nos. 333-44839 and 811-03249

THE AICPA VARIABLE ANNUITY

A Flexible Premium Deferred Variable Annuity

Issued by Great-West Life & Annuity Insurance Company

Supplement dated April 10, 2019 to the Prospectus and Statement of Additional

Information dated May 1, 2001

This Supplement amends certain information contained in the Prospectus dated May 1, 2001.

Neuberger Berman AMT Large Cap Value Portfolio Merger:

On December 13, 2018, the Board of Trustees of Neuberger Berman Advisers Management Trust approved a Plan of Reorganization and Dissolution under which the Neuberger Berman AMT Large Cap Value Portfolio (the “Acquired Fund”) will transfer all of its assets to the Neuberger Berman AMT Sustainable Equity Portfolio (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund, which is scheduled to occur on or about April 30, 2019 (the “Merger Date”). Effective as of the close of business April 30, 2019, any assets remaining in the Sub-Account for the Acquired Fund will become invested in the Sub-Account for the Acquiring Fund. Contract Owners may transfer assets out of the Sub-Account for the Acquired Fund at any time prior to the Merger Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit.

Effective as of the close of business April 26, 2019, the Acquired Fund will be closed to new investors and new contributions. As a result, effective April 26, 2019, existing investors may no longer use custom transfer features, such as Dollar Cost Averaging or Rebalancer, in the Sub-Account for the Acquired Fund. After the Merger Date, any contributions and custom features, such as Dollar Cost Averaging or Rebalancer, in the Sub-Account for the Acquired Fund will automatically be allocated to the Sub-Account for the Acquiring Fund. If you do not wish any such future contributions or custom features to be allocated to the Sub-Account for the Acquiring Fund, please contact Great-West immediately to make alternate arrangements

Portfolio Additions

As a result of the merger of the Neuberger Berman AMT Large Cap Value Portfolio, effective April 30, 2019, the following Portfolio will become available to new investors and new Contributions:

Neuberger Berman AMT Sustainable Equity Portfolio (Class I Shares)

If you have any questions regarding this Supplement, please call Great-West toll-free at (800) 537-2033, or write to Great-West at 8515 East Orchard Road, Greenwood Village, CO 80111.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus dated May 1, 2001.

Please read this Supplement carefully and retain it for future reference.